[EXHIBIT 4.1]

NUMBER                                                                 SHARES

                          CARBON RECOVERY CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                 COMMON STOCK

THIS CERTIFIES THAT:


                                     [SEAL]


IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF NO PAR VALUE EACH OF

                          CARBON RECOVERY CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                      COUNTERSIGNED:

                                        OLDE MONMOUTH STOCK TRANSFER CO., INC.
                            200 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                                TRANSFER AGENT

                            BY:


                                                          AUTHORIZED SIGNATURE


                         CARBON RECOVERY CORPORATION
/s/Dave Allen                   CORPORATE                 /s/Lois E. Augustine
  SECRETARY                       SEAL                            PRESIDENT
                                  2003
                                NEW JERSEY


         Exhibit 4.1


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ......Custodian.....
TEN ENT - as tentants by the                              (Cust)       (Minor)
          entireties
JT TEN - as joint tenants with right            under Uniform Gifts to Minors
         of survivorship and not as
         tenants in common                      Act ..................
                                                               (State)


  Additional abbreviations may also be used though not in the above list


 For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[                                   ]


-----------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                 INCLUDING ZIP CODE OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

---------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                  ___________________________________________
                                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATSOEVER.






THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED TO A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
-----------------------------------------------------------------------------
STOCK MARKET INFORMATION

         Exhibit 4.1